SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 27, 1997


FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing
Agreement, dated as of September 1, 1997, relating to the New Century Home Equity Loan Trust, Series1997-NC5,
				Asset Backed Pass-Through Certificates)

FINANCIAL ASSET SECURITIESCORP.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-29381  	    06-1442101
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)		  File Number)	Identification No.)


600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events

		On October 27, 1997 a scheduled distribution was made from the Trust
		to holders of the Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated October 27, 1997.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5
			if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated October 27, 1997.


NEW CENTURY HOME EQUITY LOAN TRUST, SERIES 1997-NC5
SERIES 1997-NC5

DISTRIBUTION STATEMENT
Distribution Date:                     27-Oct-97

      Beginning                                               Ending
      Certificate     Principal      Interest    Total        Certificate
Class Balance*        Distribution   DistributionDistribution Balance

A-1     44,000,000.00     646,887.90  196,991.67   843,879.57  43,353,112.10
A-2     25,000,000.00           0.00  134,791.67   134,791.67  25,000,000.00
A-3     21,000,000.00           0.00  113,925.00   113,925.00  21,000,000.00
A-4     22,500,000.00           0.00  127,125.00   127,125.00  22,500,000.00
A-5     18,675,000.00           0.00  110,960.63   110,960.63  18,675,000.00
A-6     16,500,000.00           0.00   92,125.00    92,125.00  16,500,000.00
A-7IO  124,902,035.18           0.00   67,655.27    67,655.27 124,456,513.57
M-1      6,187,000.00           0.00   36,090.83    36,090.83   6,187,000.00
M-2      5,363,000.00           0.00   32,356.77    32,356.77   5,363,000.00
B        5,775,000.00           0.00   36,526.88    36,526.88   5,775,000.00
Total  165,000,000.00     646,887.90  948,548.72 1,595,436.62 164,353,112.10

      Payment of Loss Allocable      Unpaid Interest
      Reimbursement   Loss           Shortfall
      Deficiency      Amount         Amount

                   NA             NA           0
                   NA             NA           0
                   NA             NA           0
                   NA             NA           0
                   NA             NA           0
                   NA             NA           0
                   NA             NA           0
                    0              0           0
                    0              0           0
                    0              0           0
                    0              0           0


                            AMOUNTS PER $1,000 UNIT

                                                              Ending
                      Principal      Interest    Total        Certificate
Class Cusip           Distribution   DistributionDistribution Balance

A-1   64352VAA9            14.701998    4.477083    19.179081      985.29800
A-2   64352VAB7             0.000000    5.391667     5.391667     1000.00000
A-3   64352VAC5             0.000000    5.425000     5.425000     1000.00000
A-4   64352VAD3             0.000000    5.650000     5.650000     1000.00000
A-5   64352VAE1             0.000000    5.941667     5.941667     1000.00000
A-6   64352VAF8             0.000000    5.583333     5.583333     1000.00000
A-7IO 64352VAG6             0.000000    0.541667     0.541667      996.43303
M-1   64352VAH4             0.000000    5.833333     5.833333     1000.00000
M-2   64352VAJ0             0.000000    6.033334     6.033334     1000.00000
B     64352VAK7             0.000000    6.325001     6.325001     1000.00000


      Current         Payment of LossAllocable   Unpaid Interest
      Pass-Through    Reimbursement  Loss        Shortfall
      Interest Rate   Amount         Amount      Amount

              5.75625%            NA          NA            0
              6.47000%            NA          NA            0
              6.51000%            NA          NA            0
              6.78000%            NA          NA            0
              7.13000%            NA          NA            0
              6.70000%            NA          NA            0
              0.65000%            NA          NA            0
              7.00000%             0           0            0
              7.24000%             0           0            0
              7.59000%             0           0            0


a)   Beginning Pool Principal Balance                         124,902,035.18
     Ending Pool Principal Balance                            124,456,513.57

b)   Interest from Purchased Loans                                      0.00
     Principal from Purchased Loans                                     0.00
     Substitution Shortfall Amount                                      0.00

c)                    Overcollateralization      Regular Principal
      Class           Deficiency Amount          Distribution Amount
      A-1                 201,366.29               445,521.61
      A-2                       0.00                     0.00
      A-3                       0.00                     0.00
      A-4                       0.00                     0.00
      A-5                       0.00                     0.00
      A-6                       0.00                     0.00
      M-1                       0.00                     0.00
      M-2                       0.00                     0.00
      B                         0.00                     0.00

d)  Optimal Principal Balances:
          Senior                                         0.00
          Class M-1                                      0.00
          Class M-2                                      0.00
          Class B                                        0.00

e)  Overcollateralization Deficiency Amount
        (before distributions)                                  1,561,275.44
    Overcollateralization Deficiency Amount
        (after distributions)                                   1,359,909.15
    Overcollateralization Amount                                  201,366.29
    Overcollateralization Target Amount                         1,561,275.44

f)  Servicing Fee                                   51,917.00
      Trustee Fee                                    1,301.06

g)  Weighted Average Rate Cap                                        8.85860%
     Realized Losses                                                    0.00
     Cumulative Realized Losses                                         0.00
     Maximum Collateral Amount                                124,902,035.18
     Realized Loss Percentage                                        0.00000%
     Cumulative Number of liquidated Loans                                 0
     Cumulative Balance of liquidated Loans                             0.00

                                                 Beginning    Ending
h)  Weighted average of the remaining terms               323            322
    of the Mortgage Loans:
    Weighted average Mortgage Rate                      9.521%         9.520%
    of the Mortgage Loans:
    number of the Mortgage Loans outstanding:           1,457

i)  Delinquency Advances for the current period                         0.00
    made by the Master Servicer:
    Servicing Advances for the current period                           0.00
    made by the Master Servicer:
    Aggregate Outstanding Delinquency Advances                          0.00
    made by the Master Servicer:
    Aggregate Nonrecoverable Delinquency Advances                       0.00
    made by the Master Servicer:
    Prepayment Interest Shortfalls advanced                             0.00
    by the Master Servicer:

j)  Regular Principal Distribution Amount                         445,521.61
     Class A-6 Priority General Distribution Amount                     0.00
     Class A-6 Priority Excess Distribution Amount                      0.00

k)  Has a Stepdown Trigger Event Occurred?                    NO
    Has a Stepup Trigger Event Occurred?                      NO

l)  Pre-Funding Account
      Beginning Balance                                        40,097,964.82
      Withdrawal to purchase Subsequent Loans                           0.00
      Withdrawal to Certificates as principal                           0.00
      Ending Balance                                           40,097,964.82

    Capitalized Interest Account
      Beginning Balance                                           276,742.63
      Withdrawal for Capitalized Interest Requirement             202,598.55
      Withdrawal at termination of Pre-Funding Period                   0.00
      Ending Balance                                               74,144.08

m)  Prepayment Penalties                                              663.20

n)  Original Cut-off date Loan Balance           Loan Number Original Balance
    of modified or extended Loans




o)  Residual Class Total Distribution
Prepayment Penalties                                   663.20
General Excess Available Amount                          0.00
                                                       663.20

p)  Delinquency And Foreclosure Information:
                                        # of     Principal
                                     Accounts    Balance      % of Total
30-59 Days Delinquent                         14   754,036.00         0.6059%
60-89 Days Delinquent                          1    84,000.00         0.0675%
90 or more Days Delinquent                     0         0.00         0.0000%
Aggregate                                     15   838,036.00         0.6734%

The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                                        # of     Principal
                                     Accounts    Balance      % of Total
Loans in foreclosure proceedings               0         0.00         0.0000%
Loans in bankruptcy proceedings                0         0.00         0.0000%
REO Properties                                 0         0.00         0.0000%


REO Properties
                                                              Value of
      Loan Balance                   Loan Number              Property





                                     Value
      Estimated Cost                 Established by           Unreimbursed
      of Disposal                    latest appraisal         Advances





Loans in foreclosure

                  Loan-to-Value      Value of        last
Loan Balance          Ratio          Property    paid-to-date










SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FINANCIAL ASSET SECURITIES CORP.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice-President
				First Trust National Association

Dated: 	October 31, 1997